UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 04, 2024

Arcadia Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37383	81-0571538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5950 Sherry Lane Suite 215
Dallas, Texas		75225
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 214 974-8921

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	RKDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 4, 2024, Arcadia Biosciences, Inc., a Delaware corporation (“Arcadia” or the “Company”), Roosevelt Resources, LP, a Texas limited partnership (“Roosevelt” or the “Partnership”), and certain other parties entered into a Securities Exchange Agreement (the “Exchange Agreement”) providing for the combination of the two companies in an all-stock transaction. Under the terms of the Exchange Agreement, Arcadia will issue to the partners of Roosevelt shares of Arcadia common stock (“Common Stock”) at the closing of the transaction in exchange for all of the equity interests in Roosevelt (the “Exchange”). Following the closing of the transaction and the effective time of the Exchange (the “Effective Time”), the current equity owners of Roosevelt and the Arcadia stockholders before the closing are expected to own, immediately after the closing, approximately 90% and 10%, respectively, of the outstanding shares of Common Stock of the Company, subject to certain possible adjustments as provided in the Exchange Agreement, and the Partnership will continue as a wholly-owned subsidiary of the Company. The Exchange Agreement and related transactions have been approved by the board of directors of Arcadia.

Roosevelt is a privately-held, Dallas, Texas based exploration and production company. The Partnership’s management team includes experienced oil and gas professionals with an extensive background in development of major oil and natural gas projects. The Partnership’s primary asset is a carbon capture utilization and storage (“CCUS”) oil and natural gas project spanning 16,208 (13,892 net) contiguous acres on the Northwest Shelf of the Texas Permian Basin, that Roosevelt plans to develop in the future.

Following the Closing and the Effective Time, the management of the Company is expected to include the current executive officers of Roosevelt, including Elliot “Tony” Roosevelt, Jr., as Chief Executive Officer, Jimmy C. Hawkins as President, Jerrel Branson as Chief Financial Officer, and Paul Buckner as Chief Legal Officer, and the board of directors of the Company is expected to include three of the current directors of Roosevelt as well as two additional directors who will be independent, one of which may be a current Arcadia director.

The Exchange Agreement contains customary representations and warranties of Arcadia and the Partnership relating to their respective businesses and financial statements. Additionally, the Exchange Agreement provides for customary pre-closing covenants of Arcadia and the Partnership, including covenants relating to conducting their respective businesses in the ordinary course and refraining from taking certain actions without the other party’s consent. The Exchange Agreement also contains covenants by the Company not to solicit proposals relating to alternative transactions or, subject to certain exceptions, enter into discussions concerning or provide information in connection with alternative transactions and, subject to certain exceptions, covenants to recommend that its stockholders approve the issuance of shares of Common Stock pursuant to the Exchange Agreement and related proposals (“Company Shareholder Approval”). Pursuant to the Exchange Agreement, Arcadia agreed to amend its amended and restated certificate of incorporation to change its corporate name to Roosevelt Resources, Inc. effective at the Effective Time of the Exchange.

The completion of the Exchange is subject to certain customary mutual conditions, including (i) the receipt of the required approvals from Arcadia’s stockholders and Roosevelt’s limited partners, (ii) the absence of any governmental law or order that makes consummation of the Exchange illegal or otherwise prohibited, (iii) Arcadia filing a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the registration statement having been declared effective by the SEC, (iv) Arcadia holding a special meeting of stockholders of the Company and the stockholders approving several proposals relating to the Exchange Agreement and the transactions contemplated thereby, and (v) the shares of Arcadia Common Stock issuable in connection with the Exchange having been authorized for listing on the Nasdaq Capital Market and the Common Stock continuing to be approved for listing on the Nasdaq Capital Market. The obligation of each party to consummate the Exchange is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its covenants and obligations under the Exchange Agreement. Assuming the satisfaction of all of the closing conditions, the transaction is expected to close during the first quarter of 2025 or thereafter. However, neither Arcadia nor the Partnership can predict the exact timing of the consummation of the Exchange.

Before, but not after, the Company Shareholder Approval, the board of directors of Arcadia (the “Arcadia Board”) may withdraw, amend, modify, or materially qualify its recommendation that Arcadia’s stockholders approve the issuance of Arcadia shares pursuant to the Exchange Agreement and related proposals, as result of a Superior Proposal (as defined in the Exchange Agreement), if the Board determines that the failure to make such a change of recommendation would be inconsistent with the fiduciary duties owed by the Board to Arcadia’s stockholders under applicable law, subject to complying with certain notice and other specified conditions, including giving the Partnership the opportunity to propose revisions to the Exchange Agreement during a match right period.

The Exchange Agreement may be terminated by either party under certain circumstances, including, among others: (i) if the Exchange has not been completed by May 15, 2025 (the “Outside Date”), subject to extension of that date in certain circumstances; (ii) if a court or other governmental entity has issued a final and non-appealable order prohibiting the closing; (iii) if the Company’s stockholders or the Partnership’s partners fail to approve the Exchange or the Company’s stockholders failure to approve the proposals required to complete the transaction; (iv) upon a material uncured breach by the other party that would result in a failure of the conditions to the closing; or (v) upon the occurrence of certain other events as described in the Exchange Agreement.

If the Company terminates the Exchange Agreement upon the Partnership’s or the limited partners’ intentional fraud in the making of their representations and warranties, in each case resulting in a failure to close, or upon the Partnership’s Intentional Breach (as defined in the Exchange Agreement) of the Exchange Agreement (including failing to close when all of the applicable Partnership conditions to closing have been satisfied or waived), then the Partnership would be required to pay or reimburse the Company for its documented out-of-pocket expenses incurred in connection with the Exchange Agreement and the Exchange contemplated thereby not to exceed a total of $750,000. If the Partnership terminates the Exchange Agreement under certain circumstances, then the Company would be required to reimburse the Partnership for the Partnership’s documented out-of-pocket expenses incurred in connection with the Exchange Agreement and the Exchange, not to exceed $750,000 upon the Company’s intentional fraud in the making of its representations and warranties or the Company’s Intentional Breach of the Exchange Agreement (including failing to close when all of the applicable Company conditions to closing have been satisfied or waived), in each case resulting in a failure to close, or $500,000 upon the Company entering into an Alternative Acquisition Agreement (as defined in the Exchange Agreement).

As contemplated by the Exchange Agreement, Arcadia intends to hold a special meeting of its stockholders and seek the approval of its stockholders to, among other things, vote on certain proposals the approval of which is necessary in order to effect the transaction, including a proposal to (a) approve the issuance of shares pursuant to the Exchange Agreement, pursuant to the rules of The Nasdaq Stock Market LLC (“Nasdaq”), (b) approve a new long term incentive plan for the Company, (c) approve a proposal to give the board of directors of the Company the authority to approve and effect a reverse stock split of the outstanding shares of Common Stock in a ratio to be set by the Board before or in connection with the Effective Time of the Exchange, if the Board determines that such a reverse stock split is appropriate, including in connection with the Company’s application to Nasdaq for approval of issuance of Arcadia Common Stock pursuant to the Exchange Agreement and continued listing of the Common Stock on the Nasdaq Capital Market, and (d) approve certain other proposals relating to the transaction.

Lake Street Capital Markets acted as exclusive financial advisor to Arcadia, and Roth Capital Partners acted as exclusive financial advisor to Roosevelt.

The foregoing description of the Exchange Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified by reference to the full text of the Exchange Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

The Exchange Agreement has been included to provide investors and security holders with information regarding its terms or to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC. It is not intended to provide any other financial information about Arcadia, Roosevelt, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Exchange Agreement were made only for purposes of the Exchange Agreement and as of specific dates, were solely for the benefit of the parties thereto in connection with the negotiated terms of the Exchange Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by the parties in connection with the signing of the Exchange Agreement for the purposes of allocating contractual risk between the parties to the Exchange Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Exchange Agreement, which subsequent information may or may not be fully reflected in public disclosures by Arcadia. Accordingly, the representations and warranties in the Exchange Agreement should not be relied on by any persons as characterizations of the actual state of facts and circumstances of the Company or Roosevelt at the time they were made and should be considered in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the SEC. The Exchange Agreement should not be read alone, but should instead be read in conjunction with other information regarding the Company.

Item 5.01 Changes in Control of Registrant.

To the extent this Item is applicable, the information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 5, 2024, Arcadia issued a press release announcing the signing of the Exchange Agreement. A copy of the press release announcing the signing of the Exchange Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference, except that the information contained on the websites referenced in the press release is not incorporated herein by reference. The Company plans to hold a live webcast presentation to discuss the proposed transaction, at 1:30 p.m. Eastern time on December 11, 2024. The conference call and webcast may be accessed by using the options described in the press release furnished as Exhibit 99.1 to this Report. An audio-only of the conference call will be available, with a link posted in the Investors section of Arcadia’s website. The related slide presentation will be available in the Investors section of the Company’s website at webcast www.arcadiabio.com. Following completion of the call, a recorded replay will be available on the Company’s investor website. The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K (the “Report”) contains forward-looking statements within the meaning of the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, about Arcadia and Roosevelt. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Forward-looking statements include any statements regarding the expected timetable for completing the proposed transaction, the results, effects, and benefits of the proposed transaction, future opportunities for the combined company, future financial performance and condition, guidance. Any other statements regarding Arcadia’s or Roosevelt’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are forward-looking statements based on assumptions currently believed to be valid. Forward-looking statements involve a wide variety of risks and uncertainties that could cause actual results to differ materially, and reported results should not be considered as an indication of future performance. These risks and uncertainties relating to Arcadia include, but are not limited to, the risks set forth in filings that Arcadia makes with the SEC from time to time, including in Arcadia’s Annual Report on Form 10-K for the year ended December 31, 2023 and other filings that Arcadia has made with the SEC since that date. Specific forward-looking statements also include statements regarding Roosevelt’s technology, Roosevelt’s anticipated development and production plans, and the ability of Roosevelt to grow production. The risks and uncertainties relating to Roosevelt include, without limitation, statements with respect to Roosevelt’s strategy and prospects; statements about resource potential, expected future expenditures, production, financial position, business strategy, revenues, costs, capital expenditures and debt levels. Forward-looking statements are based on current expectations and assumptions and analyses made by Roosevelt and its management in light of their experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: declines in oil, natural gas liquids or natural gas prices; the level of success in development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; risks related to level of indebtedness and periodic redeterminations of the borrowing base and interest rates under Roosevelt’s credit facility; Roosevelt’s ability to generate sufficient cash flows from operations to meet the internally funded portions of its capital expenditures budget; the effects of future regulatory or legislative actions; cost and availability of transportation and storage capacity as a result of oversupply, government regulation or other factors; and possible changes in taxation and environmental regulation. The combined company will have other risks and uncertainties as set forth below.

In addition, these forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that stockholders of Arcadia may not approve the issuance of new shares of Arcadia common stock in the transaction or other proposals that are a condition to the transaction or that the stockholders of Arcadia and the partners of Roosevelt may not approve matters relating to the exchange agreement; the risk that any condition to closing of the proposed transaction may not be satisfied, that either party may terminate the exchange agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Arcadia and Roosevelt; the effects of the business combination of Arcadia and Roosevelt, including the combined company’s future financial condition, results of operations, strategy and plans; changes in capital markets and the ability of the combined company to finance operations in the manner expected; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the proposed transaction. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Arcadia nor Roosevelt assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

This Report contains hyperlinks to information that is not deemed to be incorporated by reference into this Report.

No Offer or Solicitation

This Report, including the information contained herein and the exhibits filed or furnished herewith, is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESS RELEASE IS TRUTHFUL OR COMPLETE.

Additional Information for Stockholders

In connection with the proposed transaction, Arcadia intends to file materials with the SEC, including a Registration Statement on Form S-4 (the “Registration Statement”) that will include a proxy statement/prospectus. After the Registration Statement is declared effective by the SEC, Arcadia intends to mail a definitive proxy statement/prospectus to the stockholders of Arcadia. This Report is not a substitute for the proxy statement/prospectus or the Registration Statement or for any other document that Arcadia may file with the SEC and send to Arcadia’s stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ARCADIA ARE URGED TO CAREFULLY AND THOROUGHLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY ARCADIA WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCADIA, ROOSEVELT, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors will be able to obtain free copies of the Registration Statement and proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Arcadia with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Arcadia will be available free of charge from Arcadia’s website at www.arcadiabiosciences.com under the “Investor” tab. In addition, investors and stockholders should note that Arcadia communicates with investors and the public using its website (www.arcadiobiosciences.com) where anyone will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Arcadia with the SEC. Stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transactions.

Participants in the Proxy Solicitation

Arcadia, Roosevelt and their respective directors, partners and certain of their officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Arcadia’s stockholders in connection with the proposed transactions. Information regarding the officers and directors of Arcadia is included in Arcadia’s most recent Annual Report on Form 10-K/A filed with the SEC on April 29, 2024, including any information incorporated therein by reference, as filed with the SEC, and its definitive proxy statement for its 2024 annual meeting filed with the SEC on May 16, 2024. Additional information regarding such persons, as well as information regarding Roosevelt’s directors, managers and officers and other persons who may be deemed participants in the proposed transaction, will be set forth in the Registration Statement and proxy statement/prospectus and other materials when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Securities and Exchange Agreement dated as of December 4, 2024.

99.1	Press release dated December 5, 2024.

* Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCADIA BIOSCIENCES, INC.

Date:	December 5, 2024	By:	/s/ Mark Kawakami
Mark Kawakami, Chief Financial Officer